UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 24, 2014 (Date of earliest event reported: December 12, 2013)

ULTRA PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Yukon, Canada	001-33614	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 N. Sam Houston Parkway East

Suite 1200

Houston, Texas 77060

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 876-0120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On December 12, 2013, Ultra Petroleum Corp. (the “Company” or “Ultra”) filed a Current Report on Form 8-K (“Initial 8-K) to report that a wholly owned subsidiary of Ultra completed its previously-announced acquisition of oil-producing properties and undeveloped acreage located in the Three Rivers Field in Uintah County, Utah (the “Uinta Basin Properties”) from Axia Energy, LLC for a contract price of $652.0 million, subject to customary adjustments. The effective date of the transaction was October 1, 2013. After customary effective-date adjustments and closing adjustments, the adjusted purchase price was $649.8 million and is subject to further post-closing adjustments. The Uinta Basin Properties consist primarily of a 100% operated working interest in the Three Rivers Field and undeveloped acreage. All of these properties referred to above are located in northeastern Utah in the United States.

The Initial 8-K also stated that the required financial statements and pro forma financial information related to the Uinta Basin Acquisition would be filed by an amendment to the Initial 8-K. This amendment on Form 8-K/A amends and supplements the Initial 8-K to include financial statements and pro forma financial information as described in Items 9.01(a) and 9.01(b). No other amendments are being made to the Initial 8-K.

(a) Financial Statements of Business Acquired.

The audited statement of revenues and direct operating expenses of the Uinta Basin Properties for the year ended December 31, 2012 and related notes; and the unaudited statements of revenues and direct operating expenses of the Uinta Basin Properties for the nine months ended September 30, 2013 and 2012 and related notes are attached as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2013, the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2012 and for the nine months ended September 30, 2013, and the related notes showing the pro forma effects of the Uinta Basin Acquisition are attached as Exhibit 99.2 hereto.

(d) Exhibits.

Exhibit No.	Description

Exhibit 23.1	Consent of EKS&H LLLP.

Exhibit 99.1	Audited statement of revenues and direct operating expenses of the Uinta Basin Properties for the year ended December 31, 2012 and related notes; and unaudited statements of revenues and direct operating expenses of the Uinta Basin Properties for the nine months ended September 30, 2013 and 2012 and related notes.

Exhibit 99.2	Unaudited pro forma condensed combined balance sheet as of September 30, 2013, the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2012 and for the nine months ended September 30, 2013 and the related notes showing the pro forma effects of the Uinta Basin Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP. (Registrant)

Dated: February 24, 2014	By:	/s/ Marshall D. Smith
Marshall D. Smith
Senior Vice President and Chief Financial Officer